UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2008

GRAN TIERRA ENERGY INC.

(Exact name of Registrant as specified in its charter)
Nevada	98-0479924
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

Commission file number:  001-34018

300, 611 - 10th Avenue S.W.
Calgary, Alberta, Canada T2R 0B2
 (Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (403) 265-3221

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On November 17, 2008, Gran Tierra Energy Inc., a Nevada corporation (“Gran Tierra”), filed a Current Report on Form 8-K to report, among other matters, that on November 14, 2008, it had completed its combination with Solana Resources Limited (“Solana”) pursuant to the terms and conditions of the previously filed Arrangement Agreement, dated July 28, 2008, as amended by Amendment No. 1 to the Arrangement Agreement, dated September 5, 2008, and Amendment No. 2 to the Arrangement Agreement, dated October 9, 2008 (the “Arrangement Agreement”), by and among Gran Tierra, Gran Tierra Exchangeco Inc., and Solana. In response to parts (a) and (b) of Item 9.01 of such Form 8-K, Gran Tierra stated that it would file the required financial statements and pro forma financial information by amendment, as permitted by Item 9.01(a)(4) and Item 9.01(b)(2) of Form 8-K. This Form 8-K/A Amendment No. 1 is being filed to provide such required financial statements and pro forma information, filed as Exhibits 99.1 and 99.2 hereto.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The required financial statements of Solana as of December 31, 2007 and December 31, 2006 and for the fiscal years ended December 31, 2007, December 31, 2006 and December 31, 2005, for the three and nine months ended September 30, 2008 and September 30, 2007 and for the three and six months ended June 30, 2008 and June 30, 2007 are attached hereto as Exhibit 99.1 and are incorporated in their entirety herein by reference.

(b) Pro Forma Financial Information

The required pro forma financial information for the fiscal year ended December 31, 2007 and as of and for the nine months ended September 30, 2008, is attached hereto as Exhibit 99.2 and is incorporated in its entirety herein by reference.

(d) Exhibits

Exhibit Number	Description

23.1	Consent of Deloitte and Touche LLP.

23.2	Consent of DeGolyer and MacNaughton Canada Limited.

99.1
Financial statements of Solana Resources Limited for the three and nine months ended September 30, 2008 and September 30, 2007, for the three and six months ended June 30, 2008 and June 30, 2007, and as at December 31, 2007 and December 31, 2006 and for the fiscal years ended December 31, 2007, December 31, 2006 and December 31, 2005.

99.2	Pro forma financial information for the fiscal year ended December 31, 2007, and as of and for the nine months ended September 30, 2008.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 27, 2009	GRAN TIERRA ENERGY INC

	By:	/s/ Martin H. Eden
Martin H. Eden
Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Deloitte and Touche LLP.

23.2	Consent of DeGolyer and MacNaughton Canada Limited.

99.1
Financial statements of Solana Resources Limited for the three and nine months ended September 30, 2008 and September 30, 2007, for the three and six months ended June 30, 2008 and June 30, 2007, and as at December 31, 2007 and December 31, 2006 and for the fiscal years ended December 31, 2007, December 31, 2006 and December 31, 2005.

99.2	Pro forma financial information for the fiscal year ended December 31, 2007, and as of and for the nine months ended September 30, 2008.